Exhibit (t)

FUNDRISE GROWTH TECH FUND, LLC

POWER OF ATTORNEY

The undersigned Director of Fundrise Growth Tech Fund, LLC (the “Fund”) does hereby constitute and appoint Bjorn J. Hall and Benjamin St. Angelo, each individually, their true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as a Director of the Fund, in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), or any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of the Fund’s Registration Statement on Form N-2 or Form N-14 regarding the registration of the Fund or its shares of beneficial interest, and any and all amendments thereto, including without limitation reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall serve to revoke and supersede all prior powers of attorney and shall not be revoked with respect to the undersigned Director by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to the Fund if the undersigned ceases to hold the above-referenced office of the Fund.

Dated: November 27, 2024
/s/ Jennifer Blatnik
Jennifer Blatnik
Director

FUNDRISE GROWTH TECH FUND, LLC

POWER OF ATTORNEY

The undersigned Director of Fundrise Growth Tech Fund, LLC (the “Fund”) does hereby constitute and appoint Bjorn J. Hall and Benjamin St. Angelo, each individually, their true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as a Director of the Fund, in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), or any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of the Fund’s Registration Statement on Form N-2 or Form N-14 regarding the registration of the Fund or its shares of beneficial interest, and any and all amendments thereto, including without limitation reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall serve to revoke and supersede all prior powers of attorney and shall not be revoked with respect to the undersigned Director by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to the Fund if the undersigned ceases to hold the above-referenced office of the Fund.

Dated: November 27, 2024
/s/ Jeffrey R. Deitrich
Jeffrey R. Deitrich
Director

FUNDRISE GROWTH TECH FUND, LLC

POWER OF ATTORNEY

The undersigned Director of Fundrise Growth Tech Fund, LLC (the “Fund”) does hereby constitute and appoint Bjorn J. Hall and Benjamin St. Angelo, each individually, their true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as a Director and Officer of the Fund, in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), or any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of the Fund’s Registration Statement on Form N-2 or Form N-14 regarding the registration of the Fund or its shares of beneficial interest, and any and all amendments thereto, including without limitation reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall serve to revoke and supersede all prior powers of attorney and shall not be revoked with respect to the undersigned Director and Officer by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to the Fund if the undersigned ceases to hold the above-referenced office of the Fund.

Dated: November 27, 2024
/s/ Benjamin S. Miller
Benjamin S. Miller
Director, President, and Principal
Executive Officer

FUNDRISE GROWTH TECH FUND, LLC

POWER OF ATTORNEY

The undersigned Director of Fundrise Growth Tech Fund, LLC (the “Fund”) does hereby constitute and appoint Bjorn J. Hall and Benjamin St. Angelo, each individually, their true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as a Director of the Fund, in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), or any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of the Fund’s Registration Statement on Form N-2 or Form N-14 regarding the registration of the Fund or its shares of beneficial interest, and any and all amendments thereto, including without limitation reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall serve to revoke and supersede all prior powers of attorney and shall not be revoked with respect to the undersigned Director by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to the Fund if the undersigned ceases to hold the above-referenced office of the Fund.

Dated: November 27, 2024
/s/ Glenn R. Osaka
Glenn R. Osaka
Director

FUNDRISE GROWTH TECH FUND, LLC

POWER OF ATTORNEY

The undersigned Officer of Fundrise Growth Tech Fund, LLC (the “Fund”) does hereby constitute and appoint Benjamin St. Angelo, individually, their true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as an Officer of the Fund, in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), or any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of the Fund’s Registration Statement on Form N-2 or Form N-14 regarding the registration of the Fund or its shares of beneficial interest, and any and all amendments thereto, including without limitation reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall serve to revoke and supersede all prior powers of attorney and shall not be revoked with respect to the undersigned Officer by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to the Fund if the undersigned ceases to hold the above-referenced office of the Fund.

Dated: November 27, 2024
/s/ Bjorn J. Hall
Bjorn J. Hall
Secretary and Chief Compliance Officer

FUNDRISE GROWTH TECH FUND, LLC

POWER OF ATTORNEY

The undersigned Officer of Fundrise Growth Tech Fund, LLC (the “Fund”) does hereby constitute and appoint Bjorn J. Hall and Benjamin St. Angelo, each individually, their true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as an Officer of the Fund, in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), or any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of the Fund’s Registration Statement on Form N-2 or Form N-14 regarding the registration of the Fund or its shares of beneficial interest, and any and all amendments thereto, including without limitation reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall serve to revoke and supersede all prior powers of attorney and shall not be revoked with respect to the undersigned Officer by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to the Fund if the undersigned ceases to hold the above-referenced office of the Fund.

Dated: November 27, 2024
/s/ Alison Staloch
Alison Staloch
Treasurer and Principal Financial/Accounting Officer